UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2004

HARRIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

1025 West NASA Blvd., Melbourne, FL	32919

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 727-9100

No Change

(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     1. Employment Agreement.

          On December 3, 2004, the Board of Directors of Harris Corporation (“Harris” or the “Company”) approved, and Harris and Howard L. Lance entered into, a letter agreement (the “Letter Agreement”) providing for Mr. Lance’s continued employment as Harris’ Chief Executive Officer, President, a director and Chairman of the Board of Directors. The terms of Mr. Lance’s employment by Harris will be governed by the Letter Agreement starting January 20, 2005, following the expiration on January 19, 2005 of the existing Executive Employment Agreement, dated as of January 20, 2003, by and between Harris and Mr. Lance and all obligations under that agreement. The following brief description summarizes the material terms and conditions of the Letter Agreement. This summary description is not complete and is qualified in its entirety by, and should be read in conjunction with, the complete text of the Letter Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

          The Letter Agreement provides for an indefinite term of employment commencing on January 20, 2005 and ending on termination of Mr. Lance’s employment either by Harris with or without Cause (as defined in the Letter Agreement), or upon Mr. Lance’s resignation for Good Reason (as defined in the Letter Agreement), death, Disability (as defined in the Letter Agreement), or other resignation or retirement.

          In the event Mr. Lance’s employment is terminated by Harris without Cause, which Harris shall be entitled to do upon thirty (30) days prior written notice, or by Mr. Lance for Good Reason, then Mr. Lance would be entitled to receive from Harris (i) continuation of his then current Base Salary (which is periodically set by a resolution of Harris’ Board of Directors) for a period of two (2) years; (ii) his pro rated bonus under Harris’ Annual Incentive Plan for the year of termination; (iii) without duplication, his accrued but unpaid Base Salary through the date of termination, his earned but unpaid bonus under Harris’ Annual Incentive Plan for the prior fiscal year, reimbursement of reasonable business expenses incurred prior to the date of termination, and other or additional compensation benefits in accordance with the terms of applicable Harris plans or employee benefit programs of the Company for terminated employees; (iv) continued participation in the medical, dental, hospitalization, short-term and long-term disability, and group life insurance coverage plans of Harris in which he was participating on the date of termination until twenty-four (24) months following such date of termination (or, if earlier, until the date or dates on which he receives comparable coverage and benefits under the plans and programs of a subsequent employer); (v) during the two (2) year period following termination and notwithstanding the terms and conditions of his stock option and restricted stock agreements, continued vesting of his unvested restricted stock and/or options, and as to vested stock options, continued exercisability until the date which is three (3) months after such two-year period; (vi) prorated vesting of his outstanding performance share awards pursuant to Harris’ performance targets and resultant performance; and (vii) outplacement services at Harris’ expense for up to one (1) year following the date of termination in accordance with the practices of Harris as in effect from time to time for senior executives.

          In the event Mr. Lance’s employment is terminated by Harris for Cause or upon Mr. Lance’s resignation other than for Good Reason, death, Disability, or retirement, then Mr. Lance (or his estate or legal representative, as appropriate) shall be entitled to receive from Harris his accrued but unpaid Base Salary through the date of termination, his earned but unpaid bonus under Harris’ Annual Incentive Plan for the prior fiscal year, reimbursement of reasonable business expenses incurred prior to the date of termination, and other compensation benefits in accordance with the terms of applicable Harris plans or employee benefit programs for terminated employees. In the event Mr. Lance’s employment is terminated as a result of his death or Disability, he shall also be entitled to other compensation benefits in accordance with the terms of applicable Harris plans for employees that die or become disabled, as appropriate.

          In the event of a change in control of Harris (which, as provided in the Letter Agreement, is defined in the Executive Severance Agreement, dated as of January 20, 2003, by and between Harris and Mr. Lance), and if Mr. Lance’s employment terminates under the circumstances provided under such Executive Severance Agreement, then Mr. Lance shall be entitled to the compensation and benefits provided under such Executive Severance Agreement in lieu of any compensation or benefits receivable by him under the Letter Agreement.

          The Letter Agreement also provides that, without Harris’ written consent, Mr. Lance may not (i) associate with or hold a 5% or greater equity, voting or profit participation interest in a Competitive Enterprise (as defined in the Letter Agreement) during his employment with Harris and for a one-year period following termination of his employment for any reason (or a two-year period if he is receiving severance from Harris); or (ii) during his employment with Harris and for a two-year period following termination of his employment for any reason, Solicit (as defined in the Letter Agreement) any Customer (as defined in the Letter Agreement) or any employee of Harris to leave Harris.

          As noted above, the Letter Agreement modified the terms and conditions of Mr. Lance’s current stock option agreements by extending the vesting of such options for the two (2) year period following the date of his termination by Harris without Cause or by Mr. Lance for Good Reason and extending the exercisability of such options until the date which is three (3) months after such two-year period.

     2. Modification of Directors’ Compensation.

          On December 3, 2004, on the recommendation of the Corporate Governance Committee, the Board of Directors of Harris (“Board”) approved several changes to the compensation payable to directors as part of its ongoing, periodic review of its director compensation and benefits programs. The changes include: (1) changes to the annual cash retainer and attendance fees and elimination of the $5,000 per annum tax preparation and estate planning services reimbursement benefit; (2) an amendment to the Harris Corporation 2000 Stock Incentive Plan to eliminate the automatic grant of an option to purchase 2,000 shares of Harris common stock upon a director’s initial election to the Harris Board and to eliminate the automatic annual grant to non-employee directors of options to purchase 2,000 shares of Harris common stock; and (3) an amendment to the Harris Corporation 1997 Directors’ Deferred Compensation and Annual Stock Unit Award Plan and the adoption of the Harris Corporation 2005 Directors’ Deferred Compensation Plan.

          A description of these items follows below.

          a. Directors’ Annual Cash Retainer and Attendance Fees.

               On December 3, 2004, the Board adopted a resolution approving the cash compensation payable to non-employee directors for periods after January 1, 2005. Such non-employee directors will receive the following fees, as applicable, for their services on the Harris Board:

•	$55,000 basic annual cash retainer, payable on a quarterly basis, increased from $30,000;

•	$10,000 annual cash retainer, payable on a quarterly basis, for service as the chairperson of the Audit Committee (no change);

•	$5,000 annual cash retainer, payable on a quarterly basis, for service as the chairperson of each standing committee of the Board other than the Audit Committee (no change);

•	$2,000 attendance fee for each Board meeting or telephonic meeting, increased from $1,200; and

•	$2,000 attendance fee for each meeting or telephonic meeting of each standing committee of the Board and for attendance at any other event for or on behalf of Harris, increased from $1,500.

     Non-employee directors will no longer be eligible to receive any payment for, or reimbursement of, estate planning services or tax preparation expenses.

          b. Amendment of Harris Corporation 2000 Stock Incentive Plan.

               On December 3, 2004, the Board adopted an amendment to the Harris Corporation 2000 Stock Incentive Plan. The amendment provides for: (1) elimination of the automatic grant of an option to purchase 2,000 shares of Harris common stock upon a non-employee director’s initial election or appointment to the Harris Board; and (2) elimination of the automatic annual grant to non-employee directors of options to purchase 2,000 shares of Harris common stock on the date of each Annual Meeting of Shareholders of the Company.

               The foregoing summary description of the amendment to the Harris Corporation 2000 Stock Incentive Plan is not complete and is qualified in its entirety by, and should be read in conjunction with, the complete text of Amendment No. 1 to Harris Corporation 2000 Stock Incentive Plan, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

          c. Amendment of Harris Corporation 1997 Directors’ Deferred Compensation and Annual Stock Unit Award Plan and Adoption of Harris Corporation 2005 Directors’ Deferred Compensation Plan.

               Under the Harris Corporation 1997 Directors’ Deferred Compensation and Annual Stock Unit Award Plan (the “1997 Directors’ Plan”), on January 1 of each year each non-employee director was credited with 1,000 Harris stock equivalent units, which number could be changed from time to time by the Board. In addition, under the 1997 Directors’ Plan, each non-employee director could make an irrevocable election prior to the start of a calendar year to defer all or a portion of his or her fees for the subsequent fiscal year.

               On December 3, 2004, the Board adopted an amendment to the 1997 Directors’ Plan that provides, effective December 31, 2004, that no further deferrals of director compensation shall be permitted and no further annual awards of Harris stock equivalent units shall be granted under the 1997 Directors’ Plan.

               The foregoing summary description of the amendment to the 1997 Directors’ Plan is not complete and is qualified in its entirety by, and should be read in conjunction with, the text of Amendment No. 3 to Harris Corporation 1997 Directors’ Deferred Compensation and Annual Stock Unit Award Plan, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

               On December 3, 2004, the Board adopted the Harris Corporation 2005 Directors’ Deferred Compensation Plan (the “2005 Directors’ Plan”). Under the terms of the 2005 Directors’ Plan, on January 1, April 1, July 1, and October 1 (each such day an “Award Date”) of each year, commencing April 1, 2005, Harris shall credit each non-employee director’s ledger account with a number of Harris stock equivalent units having a fair market value equal to $24,000 (for an initial annual rate of $96,000), which amount may be changed from time to time by the Board. In addition, under the 2005 Directors’ Plan, prior to the commencement of a calendar year each non-employee director may make an irrevocable election to defer all or a portion of his or her director compensation for the subsequent year or years. Amounts deferred at the election of the non-employee director may be invested in investment alternatives similar to those available under the Harris Corporation 401(k) Retirement Plan or in Harris stock equivalent units, pursuant to which a non-employee director’s account is credited with a number of units of Harris stock equivalents based upon the fair market value of Harris common stock on the date of deferral. A non-employee director may not make an election to transfer or reallocate amounts invested in other investments into Harris stock equivalents. In addition, once amounts are credited in Harris stock equivalents, they may not be reallocated into any other investment alternatives and are payable only in cash and only following the non-employee director’s resignation, retirement, or death. Each Harris stock equivalent unit is credited with dividend equivalents, which are deemed reinvested in additional Harris stock equivalent units.

               Amounts invested in Harris stock equivalents shall be appropriately adjusted in the event of any stock dividend or split, recapitalization, merger, spin-off, extraordinary dividends, or other similar events.

               A non-employee director may elect to receive amounts deferred under the 2005 Directors’ Plan, including amounts mandatorily deferred in the form of Harris stock equivalent units, either in a cash lump sum on a date certain within five years of his or her resignation or retirement or in annual substantially equal cash installments over a designated number of years beginning on a date certain within five years of a director’s resignation or retirement, provided that all amounts are fully paid within ten years of resignation or retirement.

               Within ninety (90) days of a Change of Control (as defined in the 2005 Directors’ Plan), and to the extent permitted by the regulations adopted under the American Jobs Creation Act of 2004, each non-employee director (or former non-employee director) will receive a lump sum cash payment equal to the then remaining balance in his or her account.

               The foregoing summary description of the 2005 Directors’ Plan is not complete and is qualified in its entirety by, and should be read in conjunction with, the complete text of the 2005 Directors’ Deferred Compensation Plan, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

               Harris has also amended the Harris Corporation Master Rabbi Trust Agreement, dated as of December 2, 2003, between Harris and The Northern Trust Company, to add the 2005 Directors’ Plan as a “participating plan.” The Master Rabbi Trust was also amended to include the Harris Corporation 2005 Supplemental Executive Retirement Plan as a “participating plan” upon adoption of that plan. A copy of the Second Amendment to the Harris Corporation Master Rabbi Trust Agreement, dated as of December 3, 2004, is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

     Item 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     As described under Item 1.01 of this Current Report on Form 8-K, on January 19, 2005, the Executive Employment Agreement, dated as of January 20, 2003, by and between Harris and Mr. Lance and all obligations under that agreement will expire and be of no further force and effect, and that agreement will be superseded in its entirety by the terms of the Letter Agreement. A copy of such Executive Employment Agreement is filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on January 21, 2003.

     Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Exhibits.

     The following exhibits are filed herewith:

10.1	Letter Agreement, dated as of December 3, 2004, by and between Harris Corporation and Howard L. Lance.

10.2	Amendment No. 1 to Harris Corporation 2000 Stock Incentive Plan, dated as of December 3, 2004.

10.3	Amendment No. 3 to Harris Corporation 1997 Directors’ Deferred Compensation and Annual Stock Unit Award Plan, dated as of December 3, 2004.

10.4	Harris Corporation 2005 Directors’ Deferred Compensation Plan, dated as of December 3, 2004.

10.5	Second Amendment to the Harris Corporation Master Rabbi Trust Agreement, dated as of December 3, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION
	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
Date: December 8, 2004		Title:	Vice President-Associate General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Letter Agreement, dated as of December 3, 2004, by and between Harris Corporation and Howard L. Lance.

10.2	Amendment No. 1 to Harris Corporation 2000 Stock Incentive Plan, dated as of December 3, 2004.

10.3	Amendment No. 3 to Harris Corporation 1997 Directors’ Deferred Compensation and Annual Stock Unit Award Plan, dated as of December 3, 2004.

10.4	Harris Corporation 2005 Directors’ Deferred Compensation Plan, dated as of December 3, 2004.

10.5	Second Amendment to the Harris Corporation Master Rabbi Trust Agreement, dated as of December 3, 2004.